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                                                                    EXHIBIT 99.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE, AD ADOPTED PURSUANT TO SECTION 906 OF
                 THE SARBANES-OXLEY ACT OF 2002 PERIODIC REPORT

I, Lance Fors, Chairman and Chief Executive Officer of Third Wave Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1. the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2002, (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 31, 2003
                                             /s/ Lance Fors
                                            ____________________________________
                                            Lance Fors, Ph.D.
                                            Chairman and Chief Executive Officer